UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 21, 2007

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-19879	11-3054851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Wilbur Street
Lynbrook, NY  11563
(Address of Principal Executive Office) (Zip Code)

516.593.7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR
        COMPLETED INTERIM REVIEW.

(a)    In preparation for our 2005 audit and the subsequent review of our 2003 consolidated financial statements by management and our Audit Committee, the Company has made the determination that it is necessary to restate our consolidated financial statements for the year ended December 31, 2003 to accrue for additional rent expense due on our U.S. facility, for payroll taxes, penalties and interest attributable to our Curacao facility, interest due on loans due to a former director of the Company and to a partner of The S.J. Wegman Company, an adjustment in notes receivable due from our Chairman and CEO due to the incorrect allocation between interest and principal and a reclassification to correct prepaid insurance and prepaid payroll. These adjustments are currently expected to result in a decrease to our net loss from the previously reported amount in the range of approximately $25,000 to $50,000 for the year ended December 31, 2003. Whereas the Company does not consider the effect to our net loss material, the individual components of each adjustment disclosed above may be considered material to their individual line items within our consolidated financial statements. Therefore, the Company has concluded that its historical consolidated financial statements for year ended December 31, 2003 should no longer be relied upon in light of this restatement.

The restatement reflected in Exhibit 99.1 of this Form 8-K filing will also be included in the Company's comprehensive annual report that it intends to file with the consent of the Securities and Exchange Commission (the “SEC”) on Form 10-KSB for the years ended December 31, 2003, 2004 and 2005. The comprehensive 10-KSB will include our consolidated financial statements for the years ended December 31, 2003, 2004 and 2005 and quarterly consolidated statement of operations for the aforementioned years.

        Preparation and completion of the Company's consolidated financial statements in connection with its comprehensive annual report on Form 10-KSB for the years ended December 31, 2003, 2004 and 2005 are ongoing, and the financial information presented in this Form 8-K, including the comprehensive effects of the restatement described above, is preliminary and subject to adjustment. The Company plans to complete its evaluation of these matters prior to the filing of its comprehensive annual report on Form 10-KSB for the years ended December 31, 2003, 2004 and 2005. Investors are cautioned not to rely on the Company's historical consolidated financial statements for year ended December 31, 2003 and for the quarterly periods for the aforementioned year, until the restatement and comprehensive annual report on Form 10-KSB for the years ended December 31, 2003, 2004 and 2005 is filed and the information disclosed in the restatement is considered.

        The Company is currently evaluating the impact of the matters described above on its internal control over financial reporting and its disclosure controls and procedures, and expects to disclose its conclusions and remedial actions in its comprehensive annual report on Form 10-KSB for the years ended December 31, 2003, 2004 and 2005. The Company’s management has discussed the matters disclosed in this Form 8-K with Bloom & Co., the Company's current independent registered public accounting firm, as well as our former independent registered public accounting firm, BDO Seidman, LLP.

         The information contained in this Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

    (d)   Exhibits

        99.1 Restatement of Consolidated Financial Statements for Year Ended  December 31, 2003.

Forward Looking Statements

      Statements contained in this Form 8-K that state the Company's or management's intentions, hopes, beliefs, expectations or predictions of the future, including its expected adjustments to previously reported financial results, are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. The actual restated amounts will depend on a number of factors, including the ongoing internal review. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, BTC disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 25, 2007	BIOSPECIFICS TECHNOLOGIES CORP. —————————————————— (Registrant) /s/ Thomas L. Wegman
—————————————————— Thomas L. Wegman President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Restatement of Consolidated Financial Statements for Year Ended December 31, 2003.